UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934

     Date of Report (Date of earliest event reported):
               April 7, 2005 (April 7, 2005)
                     ___________________

                    TORCH OFFSHORE, INC.
   (Exact Name of Registrant as Specified in its Charter)

                         000-32855
                  (Commission File Number)

       Delaware                          74-2982117
(State or Other Jurisdiction            (IRS Employer
    of Incorporation)                  Identification No.)

 401 Whitney Avenue, Suite 400
      Gretna, Louisiana                     70056-2596
(Address of Principal Executive Offices)    (Zip Code)

      Registrant's Telephone Number, Including Area Code:
                       (504) 367-7030
                     ___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule
          14d-2(b) under the Exchange Act (17 CFR
          240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule
          13e-4(c) under the Exchange Act (17 CFR
          240.13e-4(c)


Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, on January 12, 2005, Torch Offshore, Inc. (the "Company"), and its wholly-owned subsidiaries, Torch Offshore, L.L.C. and Torch Express, L.L.C., each debtors-in-possession under Chapter 11 of the U.S. Bankruptcy Code, entered into an agreement with Regions Bank and Export Development Canada (collectively, the "Lenders") for debtor-in-possession financing (the "DIP Facility"). The DIP Facility provided a $6.9 million revolving credit facility and a $2.0 million discretionary letter of credit facility with an expiration date of April 1, 2005.

On March 31, 2005, the Company entered into an amendment with the Lenders in relation to the DIP Facility, which increased the revolving credit facility by $1.4 million to $8.3 million and extended the expiration of the DIP Facility to April 29, 2005, subject to budget and other restrictions.

A copy of Amendment No. 1 to the Debtor-In-Possession Credit
Agreement is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an
          Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report regarding the DIP Facility is incorporated into this Item
2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit Number                Description
--------------                -----------
    10.1 Amendment No. 1 to Debtor-In-Possession Credit Agreement and Loan Documents among Torch Offshore, Inc., Torch Offshore, LLC, Torch Express, LLC and Regions Bank and Export Development Canada.


                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              TORCH OFFSHORE, INC.

                              By: /s/ ROBERT E. FULTON
Date: April 7, 2005               --------------------
                              Robert E. Fulton
                              Chief Financial Officer


                        EXHIBIT INDEX

Exhibit Number                Description
--------------                -----------
    10.1 Amendment No. 1 to Debtor-In-Possession Credit Agreement and Loan Documents among Torch Offshore, Inc., Torch Offshore, LLC, Torch Express, LLC and Regions Bank and Export Development Canada.

                                                Exhibit 10.1

           AMENDMENT NO. 1 TO DEBTOR-IN-POSSESSION
             CREDIT AGREEMENT AND LOAN DOCUMENTS

     THIS AMENDMENT dated as of March 31, 2005 (this "Amendment"), under the Debtor-in-Possession Credit Agreement dated as of January 12, 2005 (the "DIP Credit Agreement"), among Torch Offshore, Inc., a Delaware corporation (the "Borrower"), Torch Offshore, LLC, a Delaware limited liability company ("TOLLC") and Torch Express, LLC, a Louisiana limited liability company ("TELLC"; TOLLC and TELLC are each referred to herein as a "Guarantor"), Regions Bank, for itself as a "Lender" defined under the DIP Credit Agreement ("Regions") and Export Development Canada, as a Lender ("EDC").

     The parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the DIP Credit Agreement and not defined herein has the meaning assigned to such term in the DIP Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall, after this Amendment becomes effective, refer to the DIP Credit Agreement as amended hereby.

     SECTION 2. Amendments. (a) Each of the following definitions contained in Section 1.1 of the DIP Credit
Agreement is hereby amended and restated in its entirety as follows:

          Line of Credit Commitment means for all Lenders the aggregate principal amount of $8,300,000.00.

          Pro Rata Share means with respect to each Lender with respect to Line of Credit Loans or Letters of Credit, the percentage amount equal to the quotient of
     (x) such Lender's share of the Line of Credit Commitment set forth (i) next to such Lender's signature to the First Amendment or (ii) after the Effective Date, in any Assignment Agreement, divided by
     (y) the aggregate amount of Line of Credit Commitments. On the Effective Date, the Pro Rata Share of Regions and EDC is 50% each.

          Termination Date means the earlier to occur of (i) April 29, 2005 (which date may be extended up to 90 additional days thereafter upon the written consent of the Agent and the Lenders in the exercise of their sole discretion, such consent, if any, to be conditioned, among other things, upon receipt of a new Budget and the Agent's and the Lenders' complete satisfaction therewith), (ii) the Consummation Date, and (iii) the acceleration of the Loans and the termination of the Line of Credit Commitments in accordance with the terms hereof.

     (b) The following new definition is hereby added to the DIP Credit Agreement as follows:

          First Amendment means that certain Amendment No. 1 to Debtor-in-Possession Credit Agreement and Loan Documents dated as of March ___, 2005, executed among the Agent, the Lenders, the Borrowers and the Guarantors.

     (c) Section 2.2 of the DIP Credit Agreement is hereby amended and restated in its entirety as follows:

          2.2 Total Line of Credit Loans Shall Not Exceed Commitments. If the Line of Credit Loans outstanding should at any time exceed $8,300,000.00 (such excess Loans being an "Overadvance"), such Overadvance shall nevertheless constitute Indebtedness that is secured by the Collateral and entitled to all of the benefits of this Agreement and the other Loan Documents. Any such Overadvance shall be payable by the Borrower on demand by the Agent and shall bear interest at the Applicable Rate. The Agent shall not be responsible or liable for failure to make any demand for payment under this
     Section 2.2.

     (d) Section 8.3 of the DIP Credit Agreement is hereby amended and restated in its entirety as follows:

          8.3 Use of Proceeds. Borrower covenants and agrees that the proceeds of the Line of Credit Loans will be used solely as set forth in the 5 week cash flow forecast as agreed from time to time between the Borrower, the Agent and the Lenders (the "Budget"). Immediately upon the sale of any Vessel, the Budget then in effect shall be amended as agreed among the Borrower, the Agent and the Lenders to reflect the elimination of expenses associated with such sold Vessel. The Letters of Credit will be used solely for the requirements of the Company Business in the ordinary course of business. In no event may the proceeds of any Loan or Letter of Credit be used in violation of any applicable law or regulation.

     (e) Each Note is hereby amended (i) by deleting each reference to "$3,450,000.00" and substituting in its place "4,150,000.00"; and (ii) by deleting each reference to "Three Million Four Hundred Fifty Thousand and 00/100 Dollars" and substituting in its place "Four Million One Hundred Fifty Thousand and 00/100 Dollars."

     SECTION 3. Representations. The Borrower and each Guarantor represents and warrants that (i) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date and (ii) after giving effect to this Amendment, no Default or Event of Default under the DIP Credit Agreement has occurred and is continuing on such date.

     SECTION 4. Reaffirmation; Release. Borrower hereby reaffirms and restates each and every agreement, covenant, warranty and representation set forth in the DIP Credit Agreement, each Note and the other Loan Documents to which it is a party, as amended and affected by this Amendment. Each Guarantor hereby reaffirms and restates each and every agreement, covenant, warranty and representation set forth in the DIP Credit Agreement, the Continuing Guarantees, the Security Documents and the other Loan Documents to which it is a party, as amended and affected by this Amendment. The Borrower and each Guarantor further acknowledges, represents and warrants that the Loan Documents, as amended and affected by this Amendment, constitute valid and enforceable obligations of Borrower and each Guarantor as of this date, free from any defense, counterclaim, offset or recoupment. Each Guarantor agrees that the "Obligations" guaranteed by it under its Continuing Guarantee includes, without limitation, Loans made under the Line of Credit Commitment as increased by this First Amendment to an amount not exceeding $8,300,000.00. The Borrower and each Guarantor hereby waives, releases and discharges Agent and the Lenders from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loans and the other Obligations, the Credit Agreement and the other Loan Documents and any documents, agreements, dealings, or other matters connected with the Loans, any Letter of Credit or other Obligations, including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Amendment related to the Loans or any Letter of Credit.

     SECTION 5. No Waiver or Implication; No Novation. Nothing herein shall constitute a waiver of any default, whether known or unknown, which may exist under the Loan Documents, except as expressly set forth herein. No action, inaction or agreement by the Agent or any Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or reimbursement for draws under any Letter of Credit or any portion thereof, or with respect to matters involving security for the Loans or reimbursement for draws under any Letter of Credit, or with respect to any other matter relating to the Loans or reimbursement for draws under any Letter of Credit, shall require or imply any future extension, indulgence, waiver, consent or agreement by Agent or any Lender. Borrower and each Guarantor hereby acknowledges and agrees that none of the Agent and the Lenders has made any agreement, and none of them is in anyway obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loans, any Letter of Credit or any matter relating to the Loan Documents. This Amendment shall not constitute a novation of the Loans, any Note, the DIP Credit Agreement or any other of the Loan
Documents, and the terms and provisions of the Loan Documents are hereby affirmed and shall remain valid and in full force and effect as amended and affected by this Amendment.

     SECTION 6. Governing Law; Counterparts; Expenses; Successors and Assigns. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana. This Amendment may be signed and delivered in any number of counterparts (including by facsimile), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Borrower agrees to promptly pay the attorney fees and expenses incurred by the Agent and the Lenders in connection with the drafting, negotiation, execution, delivery and performance of this Amendment. This Amendment shall be binding upon and inure to the benefit of Borrower, each Guarantor, Agent and the Lenders and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

     SECTION 7. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the Agent shall have received from the Borrower, each Guarantor and each Lender a counterpart hereof signed by such party.

     IN WITNESS WHEREOF, Borrower, the Guarantors, the Agent and the Lenders have executed this Amendment as of the date first written above.

                              TORCH OFFSHORE, INC.

                              By:  /s/ Robert E. Fulton
                                   --------------------
                              Name: Robert E. Fulton
                              Title: Chief Financial
                                      Officer

                              TORCH OFFSHORE, L.L.C.

                              By:  /s/ Robert E. Fulton
                                   --------------------
                              Name: Robert E. Fulton
                                    Its Manager

                              TORCH EXPRESS, L.L.C.

                              By:  /s/ Robert E. Fulton
                                   --------------------
                              Name: Robert E. Fulton
                                    Its Manager

                              REGIONS BANK,
                              as a Lender and as Agent

Share of the Line of Credit
Commitment after giving effect
to this Amendment:       $4,150,000.00

                              By:  /s/ Mike J. Paternostro
					     -----------------------
                                   Mike J. Paternostro
                                   Senior Vice President

                              EXPORT DEVELOPMENT CANADA,
                              as a Lender

Share of the Line of Credit
Commitment after giving effect
to this Amendment:       $4,150,000.00

                              By:  /s/ Sean Mitchell
					     -----------------
                                   Sean Mitchell
                                   Manager Special Risks

                              By:  /s/ Bruce Dunlop
					     ----------------
                                   Bruce Dunlop
                                   Portfolio Manager